John Hancock.

Assignment of Life Insurance Policy as Collateral/ Release of Collateral Assignment

John Hancock Life Insurance Company (U.S.A.)
John Hancock Variable Life Insurance Company
John Hancock Life Insurance Company
(hereinafter referred to as The Company)
Please return completed form to address on cover page

NOTICE If any person using this form has a question as to the legal effect of any of its provisions, such person should consult their own lawyer for advice.

Assignment of Life Insurance Policy as Collateral

For value received, the undersigned(s) hereby assign, transfer and set over to:

Name of Assignee: Laurus Master Fund, Ltd.

Contact Person: Lloyd Davis, Portfolio Services — Telephone no. of Contact Person: 212-541-5800 ext 227

Address of Assignee (Street no. & Name, Apt no., City, State, Zip code): c/o Laurus Capital Management, LLC, 825 Third Ave., 14th Floor, New York, NY 10022

its successors or assigns (herein called the "Assignee") policy number 81070567(see attached) (the "Policy") issued by The Company, except as provided in paragraph 1. and 2. hereof, subject to all the terms and conditions of the Policy and to all superior liens, if any, which The Company may have against the Policy. The undersigned(s) agree and the Assignee by execution of this assignment agrees to the conditions and provisions herein set forth. The Assignor(s) hereby WARRANT the validity of this assignment.

1. It is expressly agreed that, by virtue of this assignment ALL rights, title and interest pass to the Assignee, except the following rights, which are reserved and excluded from this assignment and do not pass by virtue hereof:
   a) With respect to variable life policies, the right to change the election of the Investment Option;
   b) With respect to variable life policies, the right to elect an Account Transfer option;
   c) The right to designate and change the beneficiary; and
   d) The right to elect any optional mode of settlement permitted by the Policy or allowed by the Company, but the reservations of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

2. It is expressly agreed that the following specific rights may not be exercised while this assignment is in effect, except with the consent of the Assignor and Assignee:
   a) The right to change the Death Benefit Option;
   b) The right to change the Face Amount; or
   c) The right to add or delete any riders or other policy benefits, which are permitted by the terms of the Policy.

3. Unless The Company is notified in writing to the contrary, the shares of surplus, dividends and dividend options in force shall continue to be paid out to the Assignor or allocated on the Policy in force at the time of this assignment.

4. The Company is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the liabilities or the existance of any default therein, or the application to be made by the Assignee of any amount to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefore to The Company. Checks for all or any part of the sums payable under the Policy assigned herein, shall be drawn to the exclusive order of the Assignee if, when and in such amounts as may be, requested by the Assignee.

5. The laws of the Commonwealth of Massachusetts will govern any dispute regarding this collateral assignment.

Signatures

Signed at City	State	This	Day Of	Year
Simi Valley	CA	18	october [illegible]	2006

Name of Assignor(s) (Owner) (Please print)

Ronco Corporation

Signature of Assignor(s) (Owner)

X [signature] Its President

Name of Assignor(s) (Owner) (Please print)

Signature of Assignor(s) (Owner)

X

Signature of Assignee (Lender)

X [signature] David Brin Director

X

X

The Company is not a party to this assignment, nor does it assume responsibility for the validity or the sufficiency of the foregoing assignment.

Release of Collateral Assignment

For value received,

the Assignee named below, hereby releases, ALL rights, title and interest in policy #81070567 on the Life/lives of

Life Insured (Life One)			Life Insured (Life Two)		
Name First	Middle	Last	Name First	Middle	Last
Ronald	M.	Popeil			

Name of Assignee Sanders Morris Harris, Inc. ("Assignee")

Signed at City	State	This	Day Of	Year
Houston	TX	18	Oct	2006

Witness

X

Witness

X

Signature of Assignee (if corporation indicate name/title)

X [signature] CEO

Signature of Assignee (if corporation indicate name/title)

X